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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2004

LUNA GOLD CORP.
 (Exact name of Registrant as specified in its charter)

WYOMING	333-41516	98-0226032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUITE 1600, 777 DUNSMUIR STREET
PO BOX 10425 PACIFIC CENTRE
VANCOUVER, BRITISH COLUMBIA
CANADA V7Y 1K4
 (Address of principal executive offices) (Zip code)

(604) 689-7317
 (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release

ITEM 9.   REGULATION FD DISCLOSURE

Luna Gold Corp. ("Luna") is pleased to announce that Mr. Tim Searcy has been appointed President and Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUNA GOLD CORP.
(Registrant)

Dated: July 9, 2004	/s/ Marcel de Groot
Marcel de Groot, Secretary, Principal Financial Officer and a member of the Board of Directors